UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest events reported)  November 15, 2001
                                                            -----------------
                                                            October 31, 2001
                                                            -----------------



                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


           New Mexico                Commission                85-0019030
----------------------------                             -----------------------
(State or Other Jurisdiction     File Number 1-6986         (I.R.S. Employer
      of Incorporation)                                  Identification) Number)



             Alvarado Square, Albuquerque, New Mexico    87158
             ----------------------------------------    -----
             (Address of principal executive offices)  (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)

                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of October 2001 and 2000 and the ten months ended October 31, 2001 and 2000 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

              Public Service Company of New Mexico And Subsidiaries
                        Comparative Operating Statistics

                                             Month Ended      Ten Months Ended
                                             October 31,         October 31,
                                         ------------------- -------------------
                                            2001      2000      2001      2000
                                         --------- --------- --------- ---------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                                   569       573     6,085     5,928
     Wholesale
         Firm Sales                            47        37       488       246
         Firm Surplus                          39       100       767       997
         Short Term / Uncommitted             804       819     9,461     9,316
                                         --------- --------- --------- ---------

         Total Wholesale Sales                890       956    10,716    10,559
                                         --------- --------- --------- ---------

         Total Energy Sales                 1,459     1,529    16,801    16,487
                                         ========= ========= ========= =========

Weather:

Heating and Cooling Days - Albuquerque, NM

   The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 F.

          HDD                      137        302      2,483      2,351
                              ========= ========== ========== ==========

          CDD                       12         21      1,578      1,700
                              ========= ========== ========== ==========


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PUBLIC SERVICE COMPANY OF NEW MEXICO
                                   ---------------------------------------------
                                   (Registrant)


Date:  November 15, 2001                         /s/ John R. Loyack
                                   ---------------------------------------------
                                                   John R. Loyack
                                        Vice President, Corporate Controller
                                            and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)


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